Exhibit 99.1

WillScot Mobile Mini Holdings Announces Appointment of Erika Davis to Board of Directors

Board Announces New Member in Commitment to Enhancing and Diversifying Board

Your publication date and time will appear here. | Source: WillScot Mobile Mini Holdings Corp.

PHOENIX, March 30, 2022 (GLOBE NEWSWIRE) -- WillScot Mobile Mini Holdings Corp. (“WillScot Mobile Mini” or the “Company”) (Nasdaq: WSC), the North American leader in innovative flexible workspace and portable storage solutions, today announced the appointment of Erika Davis to the WillScot Mobile Mini Board of Directors, effective April 1, 2022.

“We are truly pleased to welcome Erika Davis to the WillScot Mobile Mini Board," said Erik Olsson, Chairman of WillScot Mobile Mini. “Ms. Davis’ appointment supports the Company’s commitment to enhance and diversify the skills, knowledge and expertise of its Board. She is a dynamic leader with vast experience driving customer-centric operational improvements. She brings an important perspective to the Board given her domestic and international operations leadership.”

“Erika is a forward-thinking leader with an innovative approach to assessing and elevating internal operations,” added Brad Soultz, Chief Executive Officer. “Erika’s deep experience in logistics, systems and human capital management will undoubtedly strengthen the Company through its next phase of growth as we continue to deliver superior results and create value for all of our stakeholders.”

Ms. Davis will serve as a member of the Compensation Committee.

About Erika Davis

Erika Davis, age 58, has served as Senior Vice President and Chief Human Resources Officer at Performance Food Group Company (NYSE: PFGC) since 2019. Previously, Ms. Davis spent 20 years in several leadership roles at Owens & Minor, most recently as Senior Vice President & Chief Administrative Officer, and Senior Vice President & Chief of Staff to the CEO. Ms. Davis has extensive experience on non-profit boards of directors, including the Virginia Commonwealth University Massey Cancer Center, the University of Richmond, and the Boys and Girls Club of Metro Richmond. She is also a current member of The Executive Leadership Council. Ms. Davis received an MPA from the University of North Carolina and a BA from the University of Richmond.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words "estimates," "expects," "anticipates," "believes," "forecasts," "plans," "intends," "may," "will," "should," "shall," "outlook" and variations of these words and similar expressions identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements include statements relating value creation, the Company’s share price, and the Company’s future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other important factors, many of which are outside our control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These risks include, without limitation, the risks and uncertainties described in the periodic reports we file with the SEC from time to time (including our Form 10-K/A for the year ended December 31, 2020), which are available through the SEC’s EDGAR system at www.sec.gov and on our website. Any forward-looking statement speaks only at the date which it is made, and WillScot Mobile Mini disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About WillScot Mobile Mini Holdings Corp.

WillScot Mobile Mini Holdings trades on the Nasdaq stock exchange under the ticker symbol “WSC.” Headquartered in Phoenix, Arizona, the Company is a leading business services provider specializing in innovative flexible workspace and portable storage solutions. WillScot Mobile Mini services diverse end markets across all sectors of the economy from a network of over 275 branch locations and additional drop lots throughout the United States, Canada, Mexico, and the United Kingdom.

Contact Information

Investor Inquiries:

Nick Girardi

nick.girardi@willscotmobilemini.com

Media Inquiries:

Scott Junk

scott.junk@willscotmobilemini.com

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